TFLIC FINANCIAL FREEDOM BUILDER®
An Individual Flexible Premium Variable Life Insurance Policy
Issued by

Transamerica Financial Life Insurance Company
TFLIC Series Life Account

SUPPLEMENT DATED OCTOBER 15, 2019
To the
TO PROSPECTUS DATED MAY 1, 2017

Effective on or about November 1, 2019, based on changes to the underlying fund portfolio, the following portfolio name will change:

CURRENT NAME	NEW NAME
Transamerica BlackRock Equity Smart Beta 40 VP	Transamerica BlackRock iShares Edge 40 VP

Effective on or about November 1, 2019 (the “Merger Date”), based on changes to the underlying fund portfolio, a fund merger will apply to the following portfolio:

EXISTING PORTFOLIO NAME	ACQUIRING PORTFOLIO NAME
Transamerica Jennison Growth VP	Transamerica Morgan Stanley Capital Growth VP

Effective on or about October 25, 2019 (the “Closure Date”), the Existing Portfolios will be closed to new investments:

“Closed to new investments” means no one can allocate additional amounts (either through policy transfers or additional premiums) to the Existing Portfolio after the Closure Date.

We have been informed that on or about November 1, 2019, the underlying funds referenced above under Existing Portfolio will merge into the Acquiring Portfolio.  If you would like to transfer out of the Existing or Acquiring Portfolio prior to or after the merger date, you may transfer your policy value to any of the portfolios listed in your Prospectus.

Please make sure that a transfer request does not violate any allocation guidelines and/or restrictions in place for your policy applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing).  As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Portfolio.  If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Portfolio and do not want to allocate to the Acquiring Portfolio, you should contact us immediately to make alternate arrangements.

You will not be charged for the transfer made due to the merger.  In addition, if you reallocate your policy value to another portfolio due to the merger, you will not be charged for the transfer to another available portfolio if made prior to the merger or within 30 days after the merger date.  This reallocation also will not count as a transfer for purposes of any free transfers that you receive each policy year.

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Please Retain this Supplement for Future Reference